Subsequent Events	3 Months Ended
Mar. 31, 2014
Subsequent Events [Abstract]
Subsequent Events

20. SUBSEQUENT EVENTS

At the Annual General Meeting of Shareholders (“AGM”) held on April 16, 2014, the Company’s shareholders approved a distribution of dividend of €0.20 per common share. The cash dividend was declared in euro and was paid on April 30, 2014 for a total amount of $375 million (€271 million). Shareholders who held common shares on the record date traded on the New York Stock Exchange received the dividend in U.S. dollars at the USD/EUR exchange rate reported by the European Central Bank on April 17, 2014 ($0.2771 per common share).

At the AGM, shareholders also approved the adoption of the CNH Industrial N.V. Equity Incentive Plan (“EIP”), an umbrella program defining the terms and conditions for any subsequent long term incentive program, whose main features are as follows:

•	The EIP allows grants of the following specific types of equity awards to any current or prospective executive director, officer or employee of, or service provider to, CNH Industrial: stock options, stock appreciation rights, restricted share units, restricted stock, performance shares or performance share units and other stock-based awards that are payable in cash, common shares or any combination thereof subject to the terms and conditions established by the Compensation Committee.

•	The EIP authorizes 25 million common shares over a five-year period, of which a maximum of 7 million would be authorized for awards to executive directors. These shares may be newly issued shares or treasury shares.

•	The EIP will terminate at, and no more awards will be permitted to be granted thereunder ten years after its adoption by the Board of Directors of CNH Industrial. The termination of the EIP will not affect previously granted awards.

On April 28, 2014, the Company announced that it intends to enter into a technology license and component supply agreement with Sumitomo Construction Machinery Co. Ltd., a wholly owned subsidiary of Sumitomo Heavy Industries, Ltd. Under the agreement, the Company will manufacture Sumitomo designed crawler excavators (models ranging from 13 to 35 tonnes) at designed plants within its manufacturing network. Start of production of the new localized models is planned for mid-2016. This agreement also extends the existing Global Product Supply Agreement between CNH Industrial and Sumitomo Construction Machinery for the sourcing of excavators from Sumitomo plants.